STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
TRADING PROFIT (LOSS):
Realized, net	$ 8,389,331	$ 10,000,130	$ 13,782,454
Change in unrealized, net	(11,145,957)	(15,758,092)	(16,176,418)
Total trading profit (loss), net	(2,756,626)	(5,757,962)	(2,393,964)
INVESTMENT INCOME (EXPENSE):
Interest, net			330
EXPENSES:
Wrap fee	3,973,316	5,972,416	8,213,872
Total expenses	3,973,316	5,972,416	8,213,872
NET INVESTMENT (INCOME) LOSS	(3,973,316)	(5,972,416)	(8,213,542)
NET PROFIT (LOSS)	$ (6,729,942)	$ (11,730,378)	$ (10,607,506)
NET PROFIT (LOSS) PER UNIT:
Weighted average number of General Partner and Limited Partner Units outstanding (in units)	606,631	833,672	1,086,022
Net profit (loss) per weighted average General Partner and Limited Partner Unit	$ (11.09)	$ (14.07)	$ (9.77)